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                        CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion, in this Pre-Effective Amendment No. 1 (File No. 333-60149) to the Registration Statement under the Investment Company Act of 1940 filed on Form N-4, of our report dated February 11, 1998, on our audits of the financial statements and financial statement schedules of Protective Life Insurance Company and Subsidiaries. We also consent to the inclusion of our report dated March 5, 1998 on our audit of the financial statements of the Protective Variable Annuity Separate Account. We also consent to the reference to our Firm under the caption "Experts."



                                        /s/ PricewaterhouseCoopers LLP

                                        PricewaterhouseCoopers
                                        (formerly Coopers & Lybrand LLP)


Birmingham, Alabama
October 26, 1998